CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

2006-2 POOL SUPPLEMENT
BANK OF AMERICA, N.A.

           This Pool Supplement (the “Supplement”) is entered into pursuant to and forms a part of that certain (i) Note Purchase Agreement dated as of April 30, 2001 and (ii) Note Purchase Agreement dated as of June 30, 2003, each as amended or supplemented from the date of execution of the Agreement through the date of this Supplement (together, the “Agreement”), by and between The First Marblehead Corporation and Bank of America, N.A. (the “Program Lender”). This Supplement is dated as of June 8, 2006. Capitalized terms used in this Supplement without definitions have the meanings set forth in the Agreement.

           Article 1: Purchase and Sale.

           In consideration of the Minimum Purchase Price set forth below, the Program Lender hereby transfers, sells, sets over and assigns to The National Collegiate Funding LLC (the “Depositor”), upon the terms and conditions set forth in the Agreement (which are incorporated herein by reference with the same force and effect as if set forth in full herein), each student loan set forth on the attached Schedule 1 (the “Transferred Bank of America Loans”) along with all of the Program Lender’s rights under the Guaranty Agreement, and any agreement pursuant to which TERI granted collateral for its obligations under the Guaranty Agreement, relating to the Transferred Bank of America Loans. The Depositor in turn will sell the Transferred Bank of America Loans to The National Collegiate Student Loan Trust 2006-2 (the “Trust”). The Program Lender hereby transfers and delivers to the Depositor each Note evidencing such Transferred Bank of America Loan and all Origination Records relating thereto, in accordance with the terms of the Agreement. The Depositor hereby purchases said Notes on said terms and conditions.

           Article 2: Price.

           The amounts paid pursuant to this Supplement are the amounts set forth on Schedule 2 attached hereto.

           Article 3: Representations and Warranties.

           3.01. By Program Lender.

           The Program Lender repeats the representations and warranties contained in Section 5.02 of the Agreement for the benefit of each of the Depositor and the Trust and confirms the same are true and correct as of the date hereof with respect to the Agreement and to this Supplement.

           3.02. By Depositor.

           The Depositor hereby represents and warrants to the Program Lender that at the date of execution and delivery of this Supplement by the Depositor:

           (a)     The Depositor is duly organized and validly existing as a limited liability company under the laws of the State of Delaware with the due power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Transferred Bank of America Loans.

           (b)     The Depositor is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

           (c)     The Depositor has the power and authority to execute and deliver this Supplement and to carry out its respective terms; the Depositor has the power and authority to purchase the Transferred Bank of America Loans and rights relating thereto as provided herein from the Program Lender, and the Depositor has duly authorized such purchase from the Program Lender by all necessary action; and the execution, delivery and performance of this Supplement has been duly authorized by the Depositor by all necessary action on the part of the Depositor.

           (d)     This Supplement, together with the Agreement of which this Supplement forms a part, constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms.

           (e)     The consummation of the transactions contemplated by the Agreement and this Supplement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the governing instruments of the Depositor or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

           (f)     There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of the Agreement or this Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Agreement or this Supplement, or (iii) seeking any determination or ruling that is likely to materially or adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of the Agreement or this Supplement.

           Article 4: Cross Receipt.

           The Program Lender hereby acknowledges receipt of the Minimum Purchase Price. The Depositor hereby acknowledges receipt of the Transferred Bank of America Loans.

           Article 5: Assignment of Origination, Guaranty and Servicing Rights.

           The Program Lender hereby assigns and sets over to the Depositor any claims it may now or hereafter have under the Guaranty Agreement, the Origination Agreement and the Servicing Agreement to the extent the same relate to the Transferred Bank of America Loans described in Schedule 1, other than any right to obtain servicing after the date hereof. It is the intent of this provision to vest in the Depositor any claim of the Program Lender relating to defects in origination, guaranty or servicing of the loans purchased hereunder in order to permit the Depositor to assert such claims directly and obviate any need to make the same claims against the Program Lender under this Supplement. The Program Lender also hereby assigns and sets over to the Depositor any claims it may now have or hereafter have to any collateral pledged by TERI to the Program Lender to secure its obligations under the Guaranty Agreement that relates to the Transferred Loans, and Program Lender hereby releases any security interest it may have in such collateral. Program Lender hereby authorizes the Depositor, its successors and assigns, to file in any public filing office where a Uniform Commercial Code Filing with respect to collateral pledged by TERI is of record, any partial release or assignment that it deems necessary or appropriate to reflect in the public records the conveyance and assignment effected hereby.

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IN WITNESS WHEREOF, the parties have caused this Supplement to be executed as of the date set forth above.

THE FIRST MARBLEHEAD CORPORATION By: /s/ Donald R. Peck Name: Donald R. Peck Title: Senior Vice President

BANK OF AMERICA, N.A. By: /s/ Mark R. Wilcox Name: Mark R. Wilcox Title: Senior Vice President

THE NATIONAL COLLEGIATE FUNDING LLC By: GATE Holdings, Inc., Member By: /s/ John A. Hupalo Name: John A. Hupalo Title: Vice President

Schedule 1

Schedule 2

BAGEL

           For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)	The unpaid principal amount of the Seasoned Loans in question [**]; plus

(b)	All accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)	[**], the amount of any guaranty fee paid by the Program Lender to The Education Resources Institute, Inc. (“TERI”) (except that for [**]). If the terms of the Guaranty Agreement call for any Guaranty Fees to be paid to TERI or to the Agent concurrent with the Securitization Transaction, the Program Lender may elect either: [**]; plus

(d)	A marketing fee and loan premium, [**]:

1.	with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Undergraduate Loans, [**]%;
2.	with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Graduate Loans, [**]%;
3.	with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Law Loans, [**]%;
4.	with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Business Loans, [**]%;
5.	with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Medical Loans, [**]%;
6.	with respect to Bank of America BAGEL Generic & Preferred School Channel Creditworthy Dental Loans, [**]%;
7.	with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Graduate Loans, [**]%;
8.	with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Law Loans, [**]%;
9.	with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Business Loans, [**]%;
10.	with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Medical Loans, [**]%;
11.	with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Dental Loans, [**]%;
12.	with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Bar Loans, [**]%;
13.	with respect to Bank of America BAGEL Generic & Preferred School Channel Credit-ready Relocation & Residency Loans, [**]%;
14.	with respect to Bank of America BAGEL William & Mary School Channel Creditworthy Graduate Loans, [**]%;
15.	with respect to Bank of America BAGEL William & Mary School Channel Creditworthy Law Loans, [**]%;
16.	with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Graduate Loans, [**]%;
17.	with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Law Loans, [**]%; and
18.	with respect to Bank of America BAGEL William & Mary School Channel Credit-ready Business Loans, [**]%.

TERI ALTERNATIVE

           On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans that are Bank of America TERI Program loans (other than Bank of America TERI ISLP Program loans) originated by Program Lender included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased that are Bank of America TERI Program loans (other than Bank of America TERI ISLP Program loans):

(a)	The unpaid principal amount of the Seasoned Loans in question [**]; plus

(b)	All accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)	[**], the amount of any guaranty fee paid by the Program Lender to The Education Resources Institute, Inc. (“TERI”). If the terms of the Guaranty Agreement call for any Guaranty Fees to be paid to TERI or to the Agent concurrent with the Securitization Transaction, the Program Lender may elect either: [**]; plus

(d)	A marketing fee and loan premium, [**]:

1.	with respect to Bank of America TERI School Channel Undergraduate Creditworthy Loans, [**]% for [**] and [**]; plus
2.	with respect to Bank of America TERI School Channel Graduate Creditworthy Loans, [**]% for [**], and [**]; plus
3.	with respect to Bank of America TERI School Channel Graduate Credit-ready Loans, [**]%; plus
4.	with respect to Bank of America TERI School Channel Continuing Education Loans, [**]% for [**]; plus
5.	with respect to Bank of America TERI School Channel Creditworthy Health Professions Loans (excluding [**]), [**]% for [**], and [**]; plus
6.	with respect to Bank of America TERI School Channel Credit-ready Health Professions Loans and CVS Creditworthy and Credit-ready Health Professions Loans eligible for purchase under the [**], [**]%; plus
7.	with respect to Bank of America prepGATE (AKA K-12) Loans, [**]%.

Direct to Consumer (DTC)

           For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)	The unpaid principal amount [**] of the Transferred Bank of America Direct to Consumer Loans; plus

(b)	All accrued and unpaid interest on such Transferred Bank of America Direct to Consumer Loans, [**]; plus

(c)	All fees paid by Bank of America to The Education Resources Institute, Inc. (“TERI”) with respect to such Transferred Bank of America Direct to Consumer Loans [**]; plus

(d)	The amount of any Guaranty Fees [**]; plus

(e)	A marketing fee and loan premium, [**]:

1.	with respect to K-12 Creditworthy Loans, [**]%;
2.	with respect to Continuing Education Creditworthy Loans, [**] for [**] and [**]% for [**];
3.	with respect to Undergraduate Creditworthy Loans, [**]% for [**] and [**]% for [**]; and
4.	with respect to Graduate Creditworthy Loans, [**]% for [**] and [**]% for [**].

ISLP

           For purposes of this Supplement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)	The unpaid principal amount [**] of the Seasoned Loans in the Pool; plus

(b)	All accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)	A marketing fee and loan premium, [**]:

1.	with respect to Bank of America Bank School Channel ISLP Undergraduate Creditworthy Loans, [**]% for [**];
2.	with respect to Bank of America Bank School Channel ISLP Graduate Creditworthy Loans, [**]% for [**] and [**];
3.	with respect to Bank of America Bank School Channel ISLP Graduate Credit-ready Loans, [**]%;
4.	with respect to Bank of America Bank School Channel ISLP Medical Creditworthy Loans, [**]%;
5.	with respect to Bank of America Bank School Channel ISLP Medical Credit-ready Loans, [**]%;
6.	with respect to Bank of America Bank School Channel ISLP Medical Creditworthy Residency Loans, [**]%;
7.	with respect to Bank of America Bank School Channel ISLP Medical Credit-ready Residency Loans, [**]%.